                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 28, 2005
                                                   -----------------------------

                        Abington Community Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             000-51077                 02-0724068
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


180 Old York Road, Jenkintown, Pennsylvania                          19046
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (215) 886-8280
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 28, 2005, Abington Community Bancorp, Inc. (the "Company") reported its results of operations for the quarter and nine months ended September 30, 2005.

        For additional information, reference is made to the Company's press release dated October 28, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibits are included with this Report:

                Exhibit No.    Description
                -----------    -------------------------------------------------

                  99.1             Press Release, dated October 28, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABINGTON COMMUNITY BANCORP, INC.


                                           By: /s/ Robert W. White
                                              ----------------------------------
                                               Name:  Robert W. White
                                               Title: Chairman, President and
                                                       Chief Executive Officer

Date:  October 31, 2005





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